                                                                   Exhibit 23
                                                                to Form 10KSB



                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report dated May 16, 1996 included in this Form 10-K for the year ended March 31, 1996, into Synthetech, Inc.'s previously filed Registration Statement Nos. 33-45913 and 33-64621.



Portland, Oregon,
  June 4, 1996
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